BlueLinx (NYSE: BXC) First Quarter 2019 May 8, 2019 Conference Call Presentation

Notes To Investors Forward-Looking Statements. This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. The forward-looking statements in this presentation include statements about the timing of completion of the integration of Cedar Creek; the timing and achievement of run-rate synergies from the acquisition of Cedar Creek; our plans to achieve further efficiency gains in overlap markets; our strategic initiatives; the outlook for the housing market and interest rates; our liquidity; our expectations for commodity prices in the second quarter; expected costs to achieve run-rate synergies from the Cedar Creek acquisition; our real estate monetization efforts and expected proceeds from the sale of owned real estate; our expected annual uses of cash and potential cash available for debt reduction; and our ability to utilize net operating losses. Forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward- looking statements. These risks and uncertainties include those discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 29, 2018, and those discussed in our Quarterly Reports on Form 10-Q and in our periodic reports filed with the Securities and Exchange Commission from time to time. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: our ability to integrate and realize anticipated synergies from acquisitions; loss of material customers, suppliers, or product lines in connection with acquisitions; our indebtedness and its related limitations; sufficiency of cash flows and capital resources; changes in interest rates; fluctuations in commodity prices; adverse housing market conditions; disintermediation by customers and suppliers; changes in prices, supply and/or demand for our products; inventory management; competitive industry pressures; industry consolidation; product shortages; loss of and dependence on key suppliers and manufacturers; new tariffs; our ability to monetize real estate assets; our ability to successfully implement our strategic initiatives; fluctuations in operating results; sale-leaseback transactions and their effects; real estate leases; exposure to product liability claims; changes in our product mix; petroleum prices; information technology security and business interruption risks; litigation and legal proceedings; natural disasters and unexpected events; activities of activist stockholders; labor and union matters; limits on net operating loss carryovers; pension plan assumptions and liabilities; risks related to our internal controls; retention of associates and key personnel; federal, state, local and other regulations, including environmental laws and regulations; and changes in accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures and Supplementary Financial Information. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures and these GAAP-based and non-GAAP supplemental financial measures are included in the accompanying Appendix to this presentation. And any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. 2

First Quarter 2019 - Key Highlights First Quarter 2019 • First Quarter Net Sales of $639 million • First Quarter Adjusted EBITDA of $17 million • Cedar Creek integration ahead of schedule; should be substantially complete in Q3 2019 • Annual run-rate synergies expected to be over $50 million in 2020 • Unit volumes impacted by U.S. Housing Starts down 10% and Single Family Housing Starts (SFHS) down 5% in Q1 2019 versus Q1 2018; March SFHS down 10% 3

Business and Integration Update • Gross Margin rate increased during quarter • Commodity wood prices significantly down versus last year which impacted net sales • Lumber and Panel Gross Margin above Q1 2018 rates • Softness in Single Family Housing Starts also impacted Q1 2019 revenue • Company emphasis on driving sales through existing strong manufacturing brands and new product launches, such as James Hardie • Working on further efficiency gains in overlap markets • Embedded operational expertise • Shipment optimization • Proactive customer engagement 4

Strategic Initiatives Successful Integration Enhance Emphasize Sales of Cedar Creek Margins Growth • ~$3B of addressable • Emphasis on products • Increase local customer spend for cost savings and markets with higher interaction to grow opportunities margin profiles market share • Identifiable and • Additional customized • Develop and deploy best achievable cost savings solution offerings practices in selling of at least $50M through processes supply chain, G&A and • Maintain systematic procurement pricing discipline • Utilize broad product offering across vast distribution network 5

End-Use Market Outlook MARKET OUTLOOK • U.S. Housing Starts down 10% and Single Family Housing Starts (SFHS) down 5% in Q1 2019 versus Q1 2018 • March 2019 U.S. SFHS down 10% compared to March 2018 • Builders Confidence Index suggests positive growth in single-family housing market • Interest rates expected to remain flat through 2019, adding stability to market BUILDERS CONFIDENCE INDEX U.S. SINGLE FAMILY HOUSING STARTS NAHB Builders Confidence Index (%) (in 000s) U.S. Census Bureau, Seasonally Adjusted 80 1,400 70 1,200 50-year Historical 60 Average 1,013K 1,000 50 800 40 600 30 400 20 10 200 0 0 2007 2010 2013 2016 2019 2007 2010 2013 2016 2019 6

Financial Overview

Financial Summary – First Quarter 2019 • Net Sales of $639M, up $201M • Pro forma Net Sales down $146M • Gross Profit of $86M, up $31M • Pro forma Gross Profit down $14M • Gross Margin of 13.5%, up 90 bps • Pro forma Gross Margin up 80 bps • Net Loss of $7M, including the following one-time items: • $5M acquisition-related legal and professional fees and integration costs • Adjusted EBITDA of $17M, up $9M • Pro forma Adjusted EBITDA down $2M • Excess Availability, including cash on hand, of $114M • Strong liquidity to meet business needs 8

Commodity Lumber and Panel Business Impacts FRAMING LUMBER COMPOSITE PRICE STRUCTURAL PANEL COMPOSITE PRICE Source: Random Lengths Source: Random Lengths $650 $650 $550 $550 $450 Q1 (31%) Q1 (28%) $450 2018 2018 $350 2019 $350 2019 $250 $250 Mar Jun Sep Dec Mar Jun Sep Dec HIGHLIGHTS • Pricing in commodity lumber and panels negatively impacted Q1 2019 sales results • Framing lumber prices down 28%1 • Structural panel prices down 31%1 • Expect Q2 commodity prices to continue to be a net sales headwind for the company 1Price comparison at end of quarter 9

Pro Forma Sales and Gross Margin Q1’19 PRO FORMA SALES BY PRODUCT Q1 ’18 vs. Q1 ’19 PRO FORMA GROSS MARGIN Structural • Lumber • Plywood 15.6% • Rebar • Remesh Structural • Oriented Strand Board 31% • Particleboard 14.7% Specialty Specialty 69% Specialty • Cedar • Insulation 9.5% • Moulding • Roofing & Siding 9.3% • Engineered Lumber • Decking Structural HIGHLIGHTS • Single Family Housing Starts decreased 5% from Q1‘18 from Q1‘19 • 90 basis points increase in Specialty gross margin driven by procurement synergies • 20 basis points increase in Structural gross margin year over year 10

Significant Acquisition Synergies from Cedar Creek

BlueLinx
America's Building Products Distributor

- Expect to achieve annualized run-rate synergies of $50M ahead of schedule
- Cost to achieve expected to be $25M - $30M
- Up to $25M of potential gross proceeds remain on sale of owned real estate in overlap markets

EXPECTED YEAR-END RUN-RATE SYNERGIES



$48M
$50M+
~40%
General & Administrative
~30%
Supply Chain & Network
~30%
Procurement
2019E
2020E

OPPORTUNITIES

- Efficiency improvements

- Overlap markets
- Route optimization

- Supplier rationalization
- Cost disparity

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Strong Deleveraging Potential Post Integration Estimated Potential Cash Available for Annual Uses of Cash1 Debt Reduction (Before Real Estate Monetization) ABL Interest2 $20M Term Loan Interest3 $16 Cash Available Finance Lease Payments3,4 $22 $110M for Debt $80M Pay down CapEx3 $5 $50M $30M Cash Taxes3,5 $2 Other3,6 $5 Uses of $70M $70M $70M $70M Cash Total $70M $100M $120M $150M $180M ADJ EBITDA FOR ILLUSTRATIVE PURPOSES1 Note: 9.34M outstanding shares as of March 30, 2019 1Provided solely to illustrate potential future annual uses of cash 1Provided solely to illustrate potential cash available for debt reduction 2Estimated based on average ABL balance post acquisition at various levels of assumed future Adjusted EBITDA 3Estimated based on annualized cash estimates by multiplying Q3 2018 and Q4 2018 by two 42018 Finance Lease Principal ($7), Finance Lease Interest ($15) 52018 Cash taxes primarily consist of state taxes due to Federal NOLs 62018 comprised mostly of pension cash payments 12

Real Estate and NOLs Overview

BlueLinx
America's Building Products Distributor

$ in millions

REAL ESTATE



$150 - $160
4x Book Value
$37 - $40
Book Value
Appraised Value

- Term loan permits up to $50 in sale leasebacks in 2019 and sale of specifically identified overlap market properties (~$25)
- Real estate monetization efforts continue to progress and provide deleveraging opportunities in the near term

NOLs[1]



$9
$100
$91
Remaining NOLs FY 2018
NOLs generated Q1 2019
Remaining NOLs Q1 2019

- NOLs can be used against ordinary income, as well as gains on real estate sales or sale leasebacks

[1]Net Operating Losses listed above consist of only Federal NOLs; Due to the deemed change in ownership in 2017, the NOLs generated prior to 2018 are subject to usual and customary limitations over the next 17 to 19 years. All newly generated NOLs have no expiration.

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Appendix

Non-GAAP And Supplementary Financial Measures BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures, as well as GAAP-based and non-GAAP supplemental financial measures, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures and supplemental financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA and Pro forma Adjusted EBITDA. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Pro forma Adjusted EBITDA for any period is calculated in the same manner as Adjusted EBITDA, but also combines the historical results of BlueLinx for the three months ended March 31, 2018, with the historical results of Cedar Creek for the three months ended March 31, 2018, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. Supplemental Financial Measures. We completed the acquisition of Cedar Creek on April 13, 2018. As a result, Cedar Creek’s financial results are only included in the combined company’s reported financial results from the Closing Date forward. To supplement these reported results, we have provided GAAP-based and non-GAAP pro forma financial information of the combined company in this presentation that includes Cedar Creek’s financial results for the relevant periods prior to the Closing Date. This pro forma information combines the historical results of BlueLinx for the three months ended March 31, 2018, with the historical results of Cedar Creek for the three months ended March 31, 2018, giving effect to the Cedar Creek acquisition and related adjustments as if the acquisition occurred on January 1, 2017. 15

Adjusted EBITDA (In millions) (Unaudited) 2019 2018 2019 Proforma 2018 Proforma Q1 Q1 Q1 Q1 Net (loss) income $ (6.7) $ (3.3) $ (13.4) $ (9.1) Adjustments: Depreciation and amortization 7.3 7.3 2.7 6.8 Interest expense 13.4 13.4 8.5 14.0 Provision for (Benefit from) income taxes (2.5) (1.4) (1.5) (1.0) Amortization of deferred gain (1.0) (1.0) (1.2) (1.2) Share-based compensation expense 0.7 0.7 9.2 9.2 Merger and acquisition costs(1) 4.6 — 3.6 — Restructuring, severance, and legal 0.8 0.8 0.3 0.3 Adjusted EBITDA $ 16.6 $ 16.6 $ 8.1 $ 19.0 (1) Reflects primarily legal and professional and integration costs related to the Cedar Creek acquisition 16

Please reference our Earnings Release and 10-Q available on our website www.BlueLinxCo.com